Exhibit 10.2

FIRST AMENDMENT TO LOAN, SECURITY
AND COLLATERAL MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT (this “Amendment”), dated as of May 14, 2026, is entered into by and among:

(1)
5CLP BDC I ABL SPV-A LLC, a Delaware limited liability company, as the borrower (the “Borrower”);
(2)
each of the lenders party TO THE AGREEMENT;
(3)
Ally Bank, as the administrative agent (“Ally Bank” and in such capacity, the “Administrative Agent”) and the swingline lender (in such capacity, the “Swingline Lender”);
(4)
5C LENDING PARTNERS ADVISOR LLC, a Delaware limited liability company (the “Collateral Manager”); and
(5)
5C LENDING PARTNERS CORP., a Maryland Corporation (the “Transferor”).

RECITALS

WHEREAS, the Collateral Manager, the Transferor, the Borrower, the Lenders party thereto, the Administrative Agent, Ally Bank, as the Arranger and U.S. Bank Trust Company, National Association, not in its individual capacity but as the collateral custodian (together with its successors and permitted assigns in such capacity, the “Collateral Custodian”), are parties to that certain Loan, Security and Collateral Management Agreement, dated as of November 6, 2025 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Collateral Manager, the Transferor, the Borrower, the Lenders and the Administrative Agent desire to amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Definitions

Capitalized terms used in this Amendment are defined in the Agreement unless otherwise stated.

ARTICLE II

Amendments to the Agreement

2.01 Amendment to Section 1.1. Effective as of the date hereof, the definition of “Excess Concentration Amount” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Excess Concentration Amount”: As of any date of determination (and after giving effect to all Eligible Loans to be purchased or sold by the Borrower on such date), the Dollar Equivalent of the sum of the following amounts (without duplication):

(a)
following the six (6) month anniversary of the Effective Date, with respect to each Eligible Loan that is a (x) First Lien Last Out Loan, (y) Second Lien Loan, or (z) First Lien Loan with respect to which the applicable Obligor has EBITDA of less than $10,000,000, the excess, if any, of (I) the Adjusted Borrowing Value of such Eligible Loan, minus (II) the Adjusted Borrowing Value of the Eligible Loan (other than an Eligible Loan that is of the type referred to in clauses (x), (y) or (z) above) in the Collateral with the third highest Adjusted Borrowing Value;
(b)
(x) on and prior to the six (6) month anniversary of the Effective Date, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the three (3) Obligors with the largest Obligor Exposures included in the Collateral minus (ii) the greater of (A) $35,750,000 and (B) 12.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral, (y) following the six (6) month anniversary of the Effective Date, but on and prior to the six (6) month anniversary of the First Amendment Effective Date, (I) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the Obligor with the largest Obligor Exposure included in the Collateral minus (ii) the greater of (A) $35,750,000 and (B) 12.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral plus (II) the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the Obligors with the second (2nd) and third (3rd) largest Obligor Exposures included in the Collateral minus (ii) the greater of (A) $28,500,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral, and (z) following the six (6) month anniversary of the First Amendment Effective Date, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the three (3) Obligors with the largest Obligor Exposures included in the Collateral minus (ii) the greater of (A) $28,500,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(c)
(x) on and prior to the six (6) month anniversary of the Effective Date, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the Obligors with the fourth (4th) and fifth (5th) largest Obligor Exposures included in the Collateral minus (ii) the greater of (A) $28,500,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral and (y) following the six (6) month anniversary of the Effective Date, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are obligations of the Obligors with the fourth (4th) and fifth (5th) largest Obligor Exposures included in the Collateral minus (ii) the greater of (A) $21,500,000 and (B) 7.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;

(d)
except with respect to the Loans described in clauses (b) and (c) above, (x) on and prior to the six (6) month anniversary of the Effective Date, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans of any single Obligor and its Affiliates minus (ii) the greater of (A) $18,500,000 and (B) 7.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral, (x) following the six (6) month anniversary of the Effective Date, but on and prior to the six (6) month anniversary of the First Amendment Effective Date, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans of any single Obligor and its Affiliates minus (ii) the greater of (A) $18,500,000 and (B) 6.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral and (z) following the six (6) month anniversary of the First Amendment Effective Date, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans of any single Obligor and its Affiliates minus (ii) the greater of (A) $14,250,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(e)
the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans with Obligors in any single GICS Industry Classification minus (ii) (A) with respect to the GICS Industry Classification representing the highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), (x) if such GICS Industry Classification is Software, the greater of (1) $85,750,000 and (2) 30.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral and (y) if such GICS Industry Classification is not Software, the greater of (1) $57,250,000 and (2) 20.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (B) with respect to the GICS Industry Classification representing the second highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $50,000,000 and (2) 17.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; (C) with respect to the GICS Industry Classification representing the third highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $42,750,000 and (2) 15.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; and (D) with respect to the GICS Industry Classification other than those covered in clauses (A), (B) and (C) hereof, the greater of (1) $35,750,000 and (2) 12.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(f)
the excess, if any of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans with underlying Obligors with EBITDA less than $10,000,000 minus (ii) the greater of (A) $28,500,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(g)
the excess, if any, of (i) the aggregate commitments of those Eligible Loans that are Revolving Loans and the unfunded portion of Delayed Draw Loans minus (ii) the greater of (A) $28,500,000 and (B) 10.00% of the aggregate Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(h)
the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans which pay interest in Cash less frequently than quarterly, minus (ii) the greater of (A) $14,250,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(i)
except with respect to the Loans described in clause (h) above, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are PIK Loans (other than Permitted Partial PIK Loans) minus (ii) the greater of (A) $28,500,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(j)
the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are payable in an Approved Foreign Currency minus (ii) the greater of (A) $57,250,000 and (B) 20.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(k)
the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Loans to Obligors domiciled in an Approved Foreign Country minus (ii) the greater of (A) $57,250,000 and (B) 20.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(l)
the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Second Lien Loans minus (ii) the greater of (A) $57,250,000 and (B) 20.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; and
(m)
the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those Eligible Loans that are Second Lien Loans or First Lien Last Out Loans minus (ii) the greater of (A) $71,500,000 and (B) 25.00% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;

provided that, (x) during the Revolving Period, in connection with any increase or decrease in the Facility Amount after the First Amendment Effective Date, each of the Dollar amounts in the foregoing clauses (b) through (m) shall automatically (and without any further amendment) be increased or decreased, as applicable, in proportion to the amount of such increase or decrease in the Facility Amount (such increased or decreased amounts to be rounded up to the nearest $250,000), and (y) on and after the Revolving Period End Date, notwithstanding any change in the Facility Amount following such date, the Dollar amounts in the foregoing clauses (b) through (m), as adjusted pursuant to clause (x), shall remain unchanged from such amounts as in effect on the Revolving Period End Date.

2.02 Amendment to Section 1.1. Effective as of the date hereof, Section 1.1 of the Agreement is hereby amended to add the following term in appropriate alphabetical order:

“First Amendment Effective Date”: May 14, 2026.

ARTICLE III

Conditions Precedent

3.01 The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent, unless specifically waived in writing by the Administrative Agent:

A.
The Administrative Agent shall have received this Amendment duly executed by the Borrower, the Collateral Manager, the Transferor and each Lender.
B.
The Administrative Agent shall have received all fees on behalf of itself and the Lenders due and payable under the Transaction Documents as of the date hereof.
C.
The representations and warranties of the Loan Parties contained herein and in the Agreement and the other Transaction Documents, as amended hereby, shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of the date hereof, as if made on the date hereof (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such date).
D.
No Default or Event of Default shall have occurred and be continuing.
E.
All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent.

ARTICLE IV

No Consent or Waiver

4.01 Nothing contained herein shall be construed as a consent or waiver by the Administrative Agent of any covenant or provision of the Agreement, the other Transaction Documents, this Amendment or any other contract or instrument among the Borrower, any of the other parties to the Transaction Documents and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Borrower or any other party to the Transaction Documents of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith.

ARTICLE V

Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Transaction Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Collateral Manager and the Administrative Agent agree that the Agreement and the other Transaction Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

5.02 Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent that (a) the execution, delivery and performance of this Amendment and any and all other Transaction Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of such Loan Party and will not violate the Governing Documents of such Loan Party or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Contractual Obligation of such Loan Party or violate any Applicable Law; (b) such Loan Party has executed and delivered this Amendment and any and all other Transaction Documents and this Amendment and the other Transaction Documents are a valid and binding obligation of such Loan Party; (c) the representations and warranties of such Loan Party contained in the Agreement, as amended hereby, and any other Transaction Document are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of the date hereof, as if made on the date hereof (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such date); (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing; ; and (e) the Borrower has not amended its Governing Documents since the date of the Agreement.

ARTICLE VI

Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other Transaction Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and each Lender to rely upon them.

6.02 Reference to Agreement. Each of the Agreement and the other Transaction Documents, and any and all other Transaction Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Transaction Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

6.03 Expenses of the Administrative Agent. As provided in the Agreement and subject to the limitations set forth therein, Borrower agrees to pay all reasonable and documented out of pocket costs and expenses incurred by the Administrative Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties to the Agreement and their respective permitted successors and assigns.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of similar import herein shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart signature page of this Amendment by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

6.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant or condition by the Borrower or the Collateral Manager shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

6.10 Final Agreement; Modifications. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE

ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE Borrower, the ADMINISTRATIVE AGENT AND ANY OTHER APPLICABLE PARTIES PURSUANT TO THE TERMS OF THE AGREEMENT.

6.11 Acknowledgment of Collateral Manager and Transferor. The Collateral Manager and the Transferor hereby acknowledge the terms of this Amendment and agree to be bound by the terms applicable to them hereunder. Notwithstanding the foregoing, the parties hereto acknowledge and agree that the consent of the Collateral Manager and the Transferor is not required under Section 12.1 of the Agreement for the effectiveness of this Amendment, and the execution of this Amendment by the Collateral Manager and the Transferor shall not be deemed to make the Collateral Manager or the Transferor a required party to, or require the consent of the Collateral Manager or the Transferor for, any future amendment, waiver, consent or modification of the Agreement or any other Transaction Document for which the consent of the Collateral Manager or the Transferor (as applicable) is not otherwise required by the terms of the Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.

BORROWER:

5CLP BDC I ABL SPV-A LLC, as Borrower

By: 5C Lending Partners Corp., as Designated Manager

By: /s/ Michael Koester
Name: Michael Koester
Title: Co-President

[Signatures Continued on the Following Page]

[Signature Page to First Amendment to Loan, Security and Collateral Management Agreement]

COLLATERAL MANAGER:

5C LENDING PARTNERS ADVISOR LLC, as Collateral Manager

By: /s/ Michael Koester
Name: Michael Koester
Title: Co-President

[Signatures Continued on the Following Page]

[Signature Page to First Amendment to Loan, Security and Collateral Management Agreement]

TRANSFEROR:

5C LENDING PARTNERS CORP., as Transferor

By: /s/ Michael Koester
Name: Michael Koester
Title: Co-President

[Signatures Continued on the Following Page]

[Signature Page to First Amendment to Loan, Security and Collateral Management Agreement]

ADMINISTRATIVE AGENT AND LENDER:

ALLY BANK

By: /s/ Matthew Nebbia
Name: Matthew Nebbia
Title: Authorized Signatory

[Signature Page to First Amendment to Loan, Security and Collateral Management Agreement]